SCUDDER
                                                                     INVESTMENTS

--------------------------------------------------------------------------------
SECTOR/SPECIALTY
--------------------------------------------------------------------------------

Scudder Gold Fund










Semiannual Report
April 30, 2001



The fund seeks maximum return consistent with investing primarily in a portfolio of gold-related equity securities and gold.

Contents
--------------------------------------------------------------------------------

         4      Letter from the Fund's President

         6      Performance Update

         8      Portfolio Summary

        10      Portfolio Management Discussion

        15      Glossary of Investment Terms

        16      Investment Portfolio

        19      Consolidated Financial Statements

        22      Consolidated Financial Highlights

        24      Notes to Consolidated Financial
                Statements

        31      Shareholder Meeting Results

        32      Officers and Directors

        33      Investment Products and Services

        35      Account Management Resources

Scudder Gold Fund
--------------------------------------------------------------------------------
Class AARP                ticker symbol SGLDX                    fund number 119

Class S                   ticker symbol SCGDX                    fund number 019
--------------------------------------------------------------------------------

Date of Inception: o Though gold bullion remained in a trading range of $265
9/2/88               to $305, gold stocks were top performers during a difficult period for non-gold stocks: Over the six months ended April
Total Net Assets     30, 2001, Class S shares of Scudder Gold Fund posted a
as of 4/30/01 --     24.64% total return, in keeping with the 24.79% average
                     return of its peers as compiled by Lipper, Inc. during the
Class AARP:          period.
$0.3 million
                   o For gold stocks to make significant additional gains,
Class S:             we believe gold bullion will need to rise above $310 per
$94 million          ounce. While forward sales and central bank sales continue to hamper gold price rises, lower interest rates worldwide show promise of increasing demand for gold.

--------------------------------------------------------------------------------
Total Returns for Gold, Gold Stocks, and Gold Funds
(Periods ended April 30, 2001)
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                            Six months                     Tweleve months

Gold bullion,
London p.m. fix              -0.2                              -4.1

Toronto Gold and
Precious Metals Index        26.4                              10.29

Salomon/Smith
Barney Gold Index            31.1                               3.4

Lipper Average for
Gold-Oriented Funds          24.79                             13.30

Class S shares of
Scudder Gold Fund            24.64                             19.68

--------------------------------------------------------------------------------

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

Gold-related stocks provided badly needed diversification during a difficult period for most other categories of stocks as Class S shares of Scudder Gold Fund posted a 24.64% total return for the fund's most recent semiannual period ended April 30, 2001. The total return for the Lipper Average of Gold-Oriented Funds was 24.79% over the same period.

We are pleased to announce that on April 1, Nick Raffan and Darko Kuzmanovic assumed joint portfolio management of Scudder Gold Fund. As vice presidents and research analysts, Nick and Darko are responsible for analysis of global mining, metals, precious metals, and steel sectors for Zurich Scudder Investments, and have a combined 45 years of relevant industry experience. Nick's background includes positions as a portfolio manager, resources analyst, minerals and energy economist, and contract geologist, while Darko has previously worked in resources, utilities, and engineering analysis with Zurich Scudder, and within the mining industry in commodities, technical, and management roles. Please see the interview that begins on page 10 for more information on the fund's investment philosophy and process, as well as for information on the investment environment and outlook for gold and gold stocks. We would like to thank Joann Barry and Robert Hardiman for their work in managing the fund since they assumed its leadership in April 1999.

Scudder Gold Fund seeks maximum return by investing at least 80% of total assets in gold-related stocks as well as in gold bullion and gold coins. The fund may also invest directly or indirectly in other precious metals, and in diamonds. The gold-related companies that the fund invests in may be involved in any of several gold-related activities, such as gold exploration, mining, jewelry fabrication, processing, and distribution. For the long-term investor willing to accept above-average risk, gold-related investments can offer favorable returns. In addition, gold has traditionally been viewed as a hedge against inflation, making it a potentially effective means for protecting the purchasing power of long-term savings. Many investors also purchase gold-related investments to diversify an existing portfolio of stocks, bonds, and money market investments, since historically, gold prices have not always moved in close correlation with those of other financial assets.

If you'd like more information regarding Scudder Gold Fund or another Scudder fund, please visit us on the Web. You can also speak with one of our representatives by calling us toll-free.

Sincerely,

/s/Lin Coughlin

Linda C. Coughlin
President
Scudder Gold Fund

---------------------------------------------------------------------
                 AARP Investment Program         Scudder Class S

   Web site:        aarp.scudder.com              myScudder.com
  Toll-free:         1-800-253-2277               1-800-SCUDDER
---------------------------------------------------------------------

Performance Update
--------------------------------------------------------------------------------
                                                                  April 30, 2001

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:


                    Scudder Gold Fund            S&P 500 Index*
                       -- Class S

          '91             10000                      10000
          '92              9019                      11405
          '93             11701                      12460
          '94             14413                      13122
          '95             14277                      15412
          '96             22326                      20068
          '97             17767                      25112
          '98             13942                      35431
          '99             11577                      43160
          '00              9264                      47538
          '01             11087                      41375

                          Yearly periods ended April 30

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                          Total Return
                               Growth of                              Average
Period ended 4/30/2001          $10,000           Cumulative           Annual
--------------------------------------------------------------------------------
Scudder Gold Fund -- Class S
--------------------------------------------------------------------------------
1 year                         $  11,968             19.68%            19.68%
--------------------------------------------------------------------------------
5 year                         $   4,966            -50.34%           -13.06%
--------------------------------------------------------------------------------
10 year                        $  11,087             10.87              1.04%
--------------------------------------------------------------------------------
S&P 500 Index*
--------------------------------------------------------------------------------
1 year                         $   8,704            -12.96%           -12.96%
--------------------------------------------------------------------------------
5 year                         $  20,618            106.18%            15.56%
--------------------------------------------------------------------------------
10 year                        $  41,375            313.75%            15.25%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE SCUDDER GOLD FUND -- CLASS S TOTAL RETURN (%) AND S&P 500 Index* TOTAL RETURN (%)

                          Yearly periods ended April 30

                 1992   1993   1994  1995   1996   1997   1998   1999   2000   2001
------------------------------------------------------------------------------------
Class Total
Return (%)      -9.81  29.75  23.17  -.93  56.38 -20.42 -21.53 -16.96 -19.98  19.68
------------------------------------------------------------------------------------
Index Total
Return (%)      14.04   9.25   5.31 17.45  30.21  25.14  41.09  21.81  10.14 -12.96
------------------------------------------------------------------------------------
Net Asset
Value ($)        8.27  10.73  12.95 12.15  16.53  10.95   8.43   7.01   5.53   6.60
------------------------------------------------------------------------------------
Income
Dividends ($)      --     --    .24   .25   1.08   2.39    .14     --    .09    .02
------------------------------------------------------------------------------------
Capital Gains
Distributions ($)  --     --     --   .47    .63    .26     --     --     --     --
------------------------------------------------------------------------------------

* The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

     On October 2, 2000, existing shares of the Fund were redesignated as Class S shares. In addition, the Fund commenced offering Class AARP shares. The total return information provided is for the Fund's Class S shares.

     All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                  April 30, 2001

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------
                                                          The fund held a modest
                                                          cash position at
                                                          the close of the
                                                          period.

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

    Equity Holdings             93%
    Cash Equivalents             7%
------------------------------------
                               100%
------------------------------------


--------------------------------------------------------------------------------
Quality Distributions
--------------------------------------------------------------------------------
Tier breakdown of the Fund's                                Over the period, the
common stocks                                            fund focused on premier
                                                           and major established
                                                          producers and sold out
                                                           of small explorer and
                                                         small producer holdings
                                                        where we did not wish to
                                                           add to the positions.

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

    Tier I
    Premier gold producing
    companies                   69%
    Tier II
    Major established gold
    producers                   22%
    Tier III
    Junior gold producers with
    medium cost production       1%
    Tier IV
    Companies with some gold
    production on stream or
    in startup                   8%
------------------------------------
                               100%
------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(68% of Portfolio)                                            The fund increased
                                                                its weighting in
                                                           Homestake Mining (the
                                                            fund's third largest
                                                         holding as of April 30)
                                                           because Homestake has
                                                            less than 10% of its
                                                           gold reserves hedged;
                                                          this should enable the
                                                        firm to strongly benefit
                                                             from a rise in gold
                                                                         prices.

  1.     Barrick Gold Corp.
         Explorer and producer of gold in North and South America

  2.     Placer Dome, Inc.
         Gold, silver and copper mining company

  3.     Homestake Mining Co.
         International gold producer

  4.     Anglo American Platinum Corp., Ltd.
         Producer of platinum products

  5.     Franco-Nevada Mining Corp., Ltd.
         Gold mining company

  6.     Compania de Minas Buenaventura SA
         Explorer and producer of gold and silver

  7.     Impala Platinum Holdings Ltd.
         Platinum, nickel and copper mining

  8.     Freeport McMoRan Copper & Gold, Inc.
         Mining company operating in Indonesia

  9.     Goldcorp, Inc.
         Owner and operator of gold mines

 10.     Meridian Gold, Inc.
         Explorer and producer of gold



For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                  April 30, 2001

In the following interview, portfolio managers Nick Raffan and Darko Kuzmanovic -- who assumed their roles as co-managers of Scudder Gold Fund on April 1, 2001 -- discuss the fund's market environment and strategy for the six-month period ended April 30, 2001.

Q: How did the fund perform over its most recent semiannual period?

A: The fund performed well during a difficult period for most stocks: Over the six months ended April 30, Class S shares of Scudder Gold Fund posted a 24.64% total return. Over the same period the average return of similar funds as tracked by Lipper was 24.79%.

Q: As new managers of the fund, please discuss how you plan to allocate the fund's portfolio assets.

A: Scudder Gold Fund is a sector fund investing in securities associated with gold and precious metals activities. Investment opportunities come from purchases and ownership of gold stocks (typically the majority of the fund's holdings), bullion (mostly gold, but the fund may also invest in silver, platinum, and palladium), gold and silver coins, and investment-grade debt securities. The fund invests at least 80% of total assets in gold-related securities and a maximum of 20% in non-gold investments. A maximum of 10% of assets may be invested in bullion and coins. Our goal is to seek maximum return as well as to provide our investors with exposure to gold's price. Security selection is typically based on a one- to two-year investment time horizon.

Q: What changes have you made since assuming management of the fund?

A: Since assuming responsibility for the Gold Fund on April 1 we have taken the following steps: We have exited small explorer and producer holdings where we did not wish to add to the positions. Some examples are Resolute Limited, Coronet Resources, and Etruscan Resources. These relatively illiquid stocks did not have potential to add to performance unless the fund took significantly larger positions in them. For the most part these companies could not generate sufficient cash flow from current operations to fund exploration programs. Quality of management and cost of production were other important criteria in determining which stocks to sell.

We then used cash from those sales to establish new positions in Goldcorp and Meridian Gold. These two investments have been strong performers over the past year, easily outperforming all gold indices. Both are also very low-cost producers with sound management as well as exploration potential.

We also redirected some assets to existing holdings in Australian producers, namely Delta Gold, Normandy Mining, and Newcrest Mining. These companies were, and still are, trading at significant discounts to North American stocks. In addition, the fund increased its weighting in Homestake Mining because Homestake currently has less than 10% of its gold reserves hedged (i.e., conditionally contracted to be sold at a fixed price through option positions to guard against declines in the price of gold). We believe this will enable the company to strongly benefit from a rise in gold prices.

The other major gold producer that the fund increased its holdings in was Placer Dome. CEO Jay Taylor is doing a fine job in changing the culture at the company's mine sites to focus on lowering costs and increasing return on assets. Placer generates a strong cash flow and achieves a higher return on capital than noted competitor Barrick Gold. Mine development at Placer's South Deep Mine in South Africa is progressing better than expected, despite short-term labor issues.

Q: How would you describe your investment process?

A: We characterize our style as active (as opposed to a passive "indexed" style), driven by fundamental factors, with a strong emphasis on risk control and a rigorous buy/sell discipline. The fund's investment universe (i.e., the range of possible investments that we choose from) comprises about 110 companies with a market capitalization (see glossary on page 17) ranging from several million dollars to $10 billion. Our investment universe is divided into "Tiers" I through V, a spread of companies ranging from established producers (both senior and junior) with a precious metals production track record, emerging producers (generally small companies) on the verge of developing a precious metals mining project and entering the production stage, and junior explorers with no precious metals production but exploration potential from early-phase exploration to more advanced projects. (See page 10 for a table that outlines Tiers I through V.)

Q: How do you make decisions on how to allocate fund assets in the various possible gold-related investments, i.e., gold stocks versus bullion or coins?

A: To allocate among the various types of gold-related investments, we constantly assess factors such as global growth expectations, inflationary expectations, the direction of interest rates, and currency movements. Historically these factors have been important predictors of gold prices, especially because gold has been seen as an inflation hedge and as a counter to a weakening U.S. dollar. We then assess the outlook for gold, silver, platinum, and diamond prices. Factors that we review include demand and supply drivers and the likely balance between supply and demand, which are influential in determining prices.

Q: How do you select gold stocks?

A: The fund's prime basis of stock selection is a proprietary computer-based model. The model is based on four factors, which are weighted according their relative importance -- based on historical data -- to the determination of a gold stock's price. The four factors are valuation (see glossary), growth potential, quality (including debt levels and a company's cash flow), and an assessment of company management. The result of this modeling process is a ranking of stocks within the fund's investment universe; in our view, those at the top of the list exhibit the most attractive growth and valuation attributes.

Q: Please characterize the current environment for gold and gold stocks.

A: The environment for gold and gold stocks has improved in recent months. Key factors that are tending to push the price of gold higher are events that tend to crimp supply, including the fact that major gold producers are delaying developing new projects and that the industry overall has halted some high-cost production sites. We expect more high-cost mines to close over the coming months. That said, world mine production is expected to remain relatively stable. Fabrication demand (demand for gold that is used to produce gold products such as jewelry) will continue to exceed mine production of gold by over 1,000 tons per year for the next few years. Any supply gap should be filled from sales from central banks, by forward sales by gold producers (in "selling forward," gold producers sell on the open market gold that will not be mined for between six months and four years, similar to "selling short" in the stock market; as with short sales, a forward sale can be canceled through a "buyback" transaction. Gold producers use the forward markets to lock in profits for mining projects ahead of time) and from "scrap" gold. In the current environment it is unattractive for producers to increase their forward sales programs and for holders of bullion to lend to the market.

Q: What is your outlook for the gold market?

A: Short term, gold stocks seem fully valued unless gold bullion rallies above $310 per ounce. Whether gold will move to a higher trading range than what we've experienced over the last 12 months depends on whether producers can hold back on selling forward and keep supply at a reduced level. And though the fundamentals for gold have improved, it will take time for the negative impact on gold's price from ongoing gold sales by large central banks to diminish. In addition, the outlook would turn very bullish if leading gold producers closed 20% of their highest-cost gold mining production, though the chances of this happening soon seem slim. On a more positive note, falling interest rates and resulting increases in global liquidity should ensure an increase in the consumption of gold in the medium term.

Over the coming months we will continue to look for attractive investment opportunities in leading gold mining enterprises around the world. We believe Scudder Gold Fund remains an appropriate investment for those seeking participation in the world's gold and precious metals markets.

Glossary of Investment Terms
--------------------------------------------------------------------------------

Central Bank       A country's bank that issues currency, administers monetary policy (including open market operations), holds deposits representing the reserves of other banks, and engages in operations designed to facilitate the conducting of business and the protection of the public interest. In the United
                   States, central banking is a function of the Federal Reserve system.

Diversification    The spreading of risk by putting assets in several
                   categories of assets -- stocks, bonds, money market instruments, and precious metals, for example.

Inflation          An overall increase in the prices of goods and services,
                   as happens when business and consumer spending increases relative to the supply of goods available in the marketplace -- in other words, when too much money is chasing too few goods.

Liquidity          A stock that is liquid has enough shares outstanding and a substantial enough market capitalization to allow large purchases and sales to occur without causing a significant move in its market price.

Market Capitalization The value of a company's outstanding shares of common stock, determined by multiplying the number of shares outstanding by the share price (shares x price = market capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalization. "Large-cap" stocks tend to be more liquid.

Net Asset Value    The price per share of a mutual fund based on the sum of the
(NAV)              market value of all the securities owned by the fund divided by the number of outstanding shares.

Valuation          Placing a value on an asset. Stock analysis determines the market value of a company's stocks based on the outlook for earnings and the market value of assets on the balance sheet. Valuation is often expressed in terms of price-to-earnings (or P/E) ratio. A stock with a high P/E is said to have a high valuation, a stock with a low P/E is said to have a low valuation.

(Sources: Zurich Scudder Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                                as of April 30, 2001 (Unaudited)
-----------------------------------------------------------------------------------------

                                                                   Principal
                                                                  Amount ($)    Value ($)
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Repurchase Agreements 2.1%
-----------------------------------------------------------------------------------------

 Salomon Smith Barney, 4.62%, to be repurchased                                 ---------
    at $2,067,265 on 5/1/2001** (Cost $2,067,000) ...............   2,067,000   2,067,000
                                                                                ---------

Short-Term Investments 5.2%

 Federal Home Loan Bank, 4.77%, 5/1/2001***                                     ---------
    (Cost $5,000,000) ...........................................   5,000,000   5,000,000
                                                                                ---------

                                                                     Shares
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Common Stocks 92.7%
-----------------------------------------------------------------------------------------

 Australia 7.7%
 Delta Gold Ltd.* (Emerging junior exploration company
    with important platinum property in Zimbabwe) ...............   2,521,375   1,588,946
 Newcrest Mining Ltd. (Senior gold producer and
    exploration company) ........................................   1,150,000   2,109,345
 Normandy Mining Ltd. (Mining and oil enterprises) ..............   7,500,000   3,765,772
                                                                                ---------
                                                                                7,464,063
                                                                                ---------
 Canada 9.6%
 Franco-Nevada Mining Corp., Ltd. (Gold mining company) .........     422,100   4,946,162
 Goldcorp, Inc. "A" (Owner and operator of gold mines) ..........     500,000   4,231,495
 Repadre Capital Corp.* (Junior gold royalty company) ...........      50,000      87,885
                                                                                ---------
                                                                                9,265,542
                                                                                ---------
 Ghana 0.2%
 Ranger Minerals Ltd. (Gold producer and exploration
    company in Ghana) ...........................................     394,238     161,590
                                                                                ---------

 Indonesia 4.7%
 Freeport-McMoRan Copper & Gold, Inc. "A"*
    (Mining company operating in Indonesia) .....................     357,400   4,556,850
                                                                                ---------

 Niger 0.1%
 Etruscan Resources Inc.* (Explorer and developer of gold
    prospect in Niger) ..........................................     255,000      43,161
                                                                                ---------

    The accompanying notes are an integral part of the financial statements.

                                                                Shares       Value ($)
--------------------------------------------------------------------------------------

 Peru 5.1%
 Compania de Minas Buenaventura SA "B" (ADR)
    (Explorer and producer of gold and silver) ...........      325,100    4,896,006
                                                                          ----------

 Romania 0.7%
 Gabriel Resources Ltd. (Explorer of precious metals
    in Romania) ..........................................      295,000      700,963
                                                                          ----------

 South Africa 20.4%
 Anglo American Platinum Corp. Ltd. (Producer of
    platinum products) ...................................      145,000    6,494,961
 AngloGold Ltd. (Holding company for a group of
    companies which explore for and mine gold) ...........       28,000      953,996
 AngloGold Ltd. (ADR) ....................................      124,000    2,244,400
 Gold Fields Ltd. (Operator of gold mining, development
    and exploration) .....................................      150,000      666,000
 Gold Fields Ltd. (ADR) ..................................      767,500    3,347,129
 Impala Platinum Holdings Ltd. (Miner of platinum, nickel
    and copper) ..........................................       96,000    4,598,731
 Lonmin plc (Miner of platinum and gold) .................      100,000    1,383,295
                                                                          ----------
                                                                          19,688,512
                                                                          ----------
 United States 1.2%
 Stillwater Mining Co.* (Operator of a mining company) ...       38,181    1,167,193
                                                                          ----------

 West Africa 2.4%
 IAMGOLD Corp.* (Explorer and developer of mineral
    properties in West Africa) ...........................    1,238,000    2,296,921
                                                                          ----------

 International 40.6%
 Barrick Gold Corp. (Explorer and producer of gold in
    North and South America) .............................      948,800   15,598,272
 Homestake Mining Co. (International gold producer) ......    1,233,000    7,681,590
 Meridian Gold, Inc.* (Explorer and producer of gold) ....      500,000    4,150,000
 Newmont Mining Corp. (International gold exploration
    and mining company) ..................................      186,495    3,399,804
 Placer Dome, Inc. (Gold, silver and copper
    mining company) ......................................      800,100    8,307,789
                                                                          ----------
                                                                          39,137,455
                                                                          ----------
--------------------------------------------------------------------------------------
Total Common Stocks (Cost $80,012,349)                                    89,378,256
--------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $87,079,349) (a)               96,445,256
--------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

*    Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or government agency securities.

***  Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $92,358,848. At April 30, 2001, net unrealized appreciation for all investment securities based on tax cost was $4,086,408. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $13,530,408 and aggregate gross unrealized depreciation for all investment securities in which there was an excess of tax cost over value of $9,444,000.



    The accompanying notes are an integral part of the financial statements.

Consolidated Financial Statements
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Consolidated Statement of Assets and Liabilities as of April 30, 2001 (Unaudited)
----------------------------------------------------------------------------------------------

Assets
----------------------------------------------------------------------------------------------
Investments in securities, at value (cost $87,079,349) .......................   $  96,445,256
Receivable for investments sold ..............................................       3,225,843
Dividends receivable .........................................................          73,044
Interest receivable ..........................................................             265
Receivable for Fund shares sold ..............................................         163,116
                                                                                 -------------
Total assets .................................................................      99,907,524
Liabilities
                                                                                 -------------
Payable for investments purchased ............................................       4,497,920
Payable for Fund shares redeemed .............................................         959,790
Due to custodian .............................................................          46,648
Accrued management fee .......................................................          71,542
Other accrued expenses and payables ..........................................          91,092
                                                                                 -------------
Total liabilities ............................................................       5,666,992
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $  94,240,532
----------------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income 630,028 Net unrealized appreciation
(depreciation) on:
  Investments ................................................................       9,365,907
  Foreign currency related transactions ......................................          (1,703)
Accumulated net realized gain (loss) .........................................     (97,131,849)
Paid-in capital ..............................................................     181,378,149
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $  94,240,532
----------------------------------------------------------------------------------------------

Net Asset Value
----------------------------------------------------------------------------------------------
Class AARP
Net Asset Value, offering and redemption price per share ($291,767 / 44,195
   shares of capital stock outstanding, $.01 par value, 100,000,000 shares of    -------------
   capital stock authorized) .................................................   $        6.60
                                                                                 -------------
Class S
Net Asset Value, offering and redemption price per share ($93,948,765 /
   14,225,302 shares of capital stock outstanding, $.01 par value, 100,000,000   -------------
   shares of capital stock authorized) .......................................   $        6.60
                                                                                 -------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Consolidated Statement of Operations for the six months ended April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $58,078) ...........   $  1,419,178
Interest .......................................................        170,747
                                                                   ------------
Total Income ...................................................      1,589,925
                                                                   ------------
Expenses:
Management fee .................................................        432,403
Administrative fee .............................................        245,674
Directors' fees and expenses ...................................          2,326
Other ..........................................................            421
                                                                   ------------
Total expenses .................................................        680,824
--------------------------------------------------------------------------------
Net investment income (loss)                                            909,101
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments - Unaffiliated issuers .............................        522,576
Investments - Affiliated issuers ...............................     (2,142,902)
Foreign currency related transactions ..........................       (134,327)
                                                                   ------------
                                                                     (1,754,673)
                                                                   ------------
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................     20,218,240
Foreign currency related transactions ..........................         (1,813)
                                                                   ------------
                                                                     20,216,427
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                           18,461,754
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $ 19,370,855
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------------
Consolidated Statements of Changes in Net Assets
-------------------------------------------------------------------------------------


                                                    Six Months Ended     Year Ended
                                                     April 30, 2001     October 31,
Increase (Decrease) in Net Assets                      (Unaudited)          2000
-------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ......................   $     909,101    $     298,653
Net realized gain (loss) on investment
   transactions ...................................      (1,754,673)         845,842
Net unrealized appreciation (depreciation) on
   investment transactions during the period ......      20,216,427      (23,654,343)
                                                      -------------    -------------
Net increase (decrease) in net assets resulting
   from operations ................................      19,370,855      (22,509,848)
                                                      -------------    -------------
Distributions to shareholders from:
  Net investment income:
    Class AARP ....................................            (148)            --
                                                      -------------    -------------
    Class S .......................................        (252,643)      (1,472,493)
                                                      -------------    -------------
Fund share transactions:
Proceeds from shares sold .........................      44,439,364      177,226,990
Reinvestment of distributions .....................         240,034        1,377,082
Cost of shares redeemed ...........................     (51,515,781)    (188,952,298)
                                                      -------------    -------------
Net increase (decrease) in net assets from Fund
   share transactions .............................      (6,836,383)     (10,348,226)
                                                      -------------    -------------
Increase (decrease) in net assets .................      12,281,681      (34,330,567)
Net assets at beginning of period .................      81,958,851      116,289,418
Net assets at end of period (including undistributed
   net investment income of $630,028 and accumulated
   distributions in excess of net investment income   -------------    -------------
   of $26,282, respectively) ......................   $  94,240,532    $  81,958,851
                                                      -------------    -------------

    The accompanying notes are an integral part of the financial statements.

Consolidated Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the consolidated financial statements.

Class AARP

------------------------------------------------------------------------------------
                                                                 2001(b)   2000(c)
------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 5.30    $ 5.73
------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss) (a)                                 .08       .00(d)
------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                    1.24      (.43)
------------------------------------------------------------------------------------
  Total from investment operations                                1.32      (.43)
------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                           (.02)       --
------------------------------------------------------------------------------------
Net asset value, end of period                                  $ 6.60    $ 5.30
------------------------------------------------------------------------------------
Total Return (%)                                                 24.84**   (7.50)**
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                             .29       .02
------------------------------------------------------------------------------------
Ratio of expenses (%)                                             1.62*     1.66*
------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                         2.19*     (.11)**
------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                         58*       15
------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b)  For the six months ended April 30, 2001 (Unaudited).

(c) For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.

(d)  Less than $.005 per share.

*    Annualized

**   Not annualized

--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the consolidated financial statements.

Class S

------------------------------------------------------------------------------------
                         2001(b)  2000(c) 1999(c)  1998(d)  1998(e)  1997(e) 1996(e)
------------------------------------------------------------------------------------
Net asset value,
beginning of period    $ 5.31   $ 6.73  $ 6.37   $ 6.65   $10.49   $15.34  $12.86
------------------------------------------------------------------------------------
Income (loss) from investment operations:

  Net investment
  income (loss) (a)       .06      .02     .00      .00      .00     (.08)   (.09)
------------------------------------------------------------------------------------
  Net realized and
  unrealized gain
  (loss) on investment
  transactions           1.25    (1.35)    .36     (.28)   (3.70)   (2.12)   4.28
------------------------------------------------------------------------------------
  Total from
  investment operations  1.31    (1.33)    .36     (.28)   (3.70)   (2.20)   4.19
------------------------------------------------------------------------------------
Less distributions from:

  Net investment income  (.02       --      --       --       --       --      --

  In excess of net
  investment income        --     (.09)     --       --     (.14)   (2.39)  (1.08)
------------------------------------------------------------------------------------
  Net realized gains
  on investment
  transactions             --       --      --       --       --     (.26)   (.63)
------------------------------------------------------------------------------------
  Total distributions    (.02)    (.09)     --       --     (.14)   (2.65)  (1.71)
------------------------------------------------------------------------------------
Net asset value, end
of period              $ 6.60   $ 5.31  $ 6.73   $ 6.37   $ 6.65   $10.49  $15.34
------------------------------------------------------------------------------------
Total Return (%)        24.64** (20.08)   5.65    (4.21)**(35.45)  (17.72)  36.91
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of
period ($ millions)        94       82     116      130      132      164     173
------------------------------------------------------------------------------------
Ratio of expenses
before expense
reductions (%)           1.62*    1.84(f) 2.01     2.13*    1.82     1.60    1.50
------------------------------------------------------------------------------------
Ratio of expenses
after expense
reductions (%)           1.62*    1.81(f) 2.01     2.13*    1.82     1.60    1.50
------------------------------------------------------------------------------------
Ratio of net
investment income
(loss) (%)               2.19*     .31     .05     (.08)*    .04     (.62)   (.61)
------------------------------------------------------------------------------------
Portfolio turnover
 rate (%)                  58*      15      91      154*      68       39      30
------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b)  For the six months ended April 30, 2001 (Unaudited).

(c)  Years ended October 31.

(d) Four months ended October 31, 1998. On September 15, 1998, the Fund changed the fiscal year end from June 30 to October 31.

(e)  Years ended June 30.

(f) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.76% and 1.76%, respectively in fiscal year 2000.

*    Annualized  ** Not annualized

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
                                                                     (Unaudited)

A. Significant Accounting Policies

Scudder Gold Fund (the "Fund") is a non-diversified series of Scudder Mutual Funds, Inc., (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is organized as a Maryland Corporation.

The Fund offers multiple classes of shares. The two classes of shares provide investors with different purchase options. Shares of Class AARP are especially designed for members of AARP. After December 29, 2000, Class S shares are generally not available to new investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes except that each class bears certain expenses unique to that class. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from these estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Principles of Consolidation. The consolidated financial statements of the Fund include the accounts of the Fund and Scudder Precious Metals, Inc., a wholly-owned subsidiary of the Corporation, whose principal assets are precious metals. All intercompany accounts and transactions have been eliminated.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Precious Metals Valuation. Gold, silver, platinum and palladium bullion are valued based on the London Fixing or, if there is no London Fixing available, on the last spot settlement; coins and precious metals other than gold, silver, platinum and palladium bullion are valued at the calculated mean between the most recent bid and asked market quotations or, if there are no such bid and ask quotations available simultaneously, at the most recent bid quotation provided by a bona fide market maker at the time of valuation.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge against changes in the exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain
(loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain
(loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2000 the Fund had a net tax basis capital loss carryforward of approximately $87,750,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2005 ($25,115,000), October 31, 2006 ($52,412,000) or October 31, 2007
($10,223,000), the respective expiration dates.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales

During the six months ended April 30, 2001, purchases and sales of investment securities (excluding short-term investments) aggregated $23,537,509 and $28,864,163, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc., ("ZSI" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.00% of the first $500,000,000 of average daily net assets and 0.95% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended April 30, 2001, the fees pursuant to the Management Agreement amounted to $432,403, which was equivalent to an effective annualized rate of 1.00% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement, (the "Administrative Agreement") the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.65% and 0.65% of average daily net assets for Class AARP and Class S respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with ZSI, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of ZSI, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Service Corporation, also a subsidiary of ZSI, is the transfer, shareholder service and dividend-paying agent for the shares of the Fund. Scudder Trust Company, an affiliate of ZSI, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with ZSI provide certain services (i.e. custody, legal, audit) to the Fund under the Administrative Agreement. ZSI pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expense, and the fees and expenses of Independent Directors (including the fees and expenses of their independent counsel). For the six months ended April 30, 2001, the Administrative Fee was as follows:

                                                 Total           Unpaid at
Administrative Fees                            Aggregated      April 30, 2001
--------------------------------------------------------------------------------
Class AARP ...........................        $         378    $         145
Class S ..............................              280,941           48,692
                                              -------------    -------------
                                              $     281,319    $      48,837
                                              -------------    -------------

In addition, the Administrative Fee expense on the Statement of Operations includes changes in estimates of expenses.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended April 30, 2001, Directors' fees and expenses aggregated $2,326.

Other Related Parties. AARP through its affiliates, monitors and approves the AARP Investment Program from ZSI. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Investing in Emerging Markets and Gold-Related Securities

Investing in gold-related stocks may involve special risks and considerations, including volatility of gold prices, not typically associated with investing in a wider diversification of industries. Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

F. Transactions in Securities of Affiliated Issuers

An affiliated issuer is a company in which the Fund has ownership of at least 5% of the voting securities. A summary of the Fund's transactions with companies which are or were affiliates during the six months ended April 30, 2001 is as follows:


                              Purchases       Sales       Dividend
           Affiliate           Cost ($)     Proceeds ($)  Income ($)   Value ($)
---------------------------- ------------  -----------  ------------  ----------
Piedmont Mining Co.                  --        40,563           --            --
X-Cal Resources Ltd.                 --       248,022           --            --
                             ------------  -----------  ------------  ----------
                                     --       288,585           --            --
                             ------------  -----------  ------------  ----------

G. Share Transactions

The following table summarizes shares of capital stock and dollar activity in the Fund:

                           Six Months Ended                     Year Ended
                            April 30, 2001                  October 31, 2000*
                   ------------------------------------------------------------------
                       Shares           Dollars          Shares           Dollars
Shares sold
-------------------------------------------------------------------------------------
Class AARP .........       57,231   $      346,143            4,636   $       24,708
Class S ............    7,327,045       44,093,221       28,585,777      177,202,282
                                    --------------                    --------------
                                    $   44,439,364                    $  177,226,990
                                    --------------                    --------------

Shares issued to shareholders in reinvestment of distributions
-------------------------------------------------------------------------------------
Class AARP .........           25   $          148               --   $           --
Class S ............       39,716          239,886          208,974        1,377,082
                                    --------------                    --------------
                                    $      240,034                    $    1,377,082
                                    --------------                    --------------

Shares redeemed
-------------------------------------------------------------------------------------
Class AARP .........      (17,246)   $    (105,273)            (451)   $      (2,332)
Class S ............   (8,583,310)     (51,410,508)     (30,622,041)    (188,949,966)
                                    --------------                    --------------
                                    $  (51,515,781)                   $ (188,952,298)
                                    --------------                    --------------

Net increase (decrease)
-------------------------------------------------------------------------------------
Class AARP .........       40,010   $      241,018            4,185   $       22,376
Class S ............   (1,216,549)      (7,077,401)      (1,827,290)     (10,370,602)
                                    --------------                    --------------
                                    $   (6,836,383)                   $  (10,348,226)
                                    --------------                    --------------

* For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.

Shareholder Meeting Results                                          (Unaudited)
--------------------------------------------------------------------------------

A Special Meeting of Shareholders (the "Meeting") of Scudder Gold Fund (the "fund"), a series of Scudder Mutual Funds, Inc., was held on March 14, 2001, at the office of Zurich Scudder Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To approve a Research and Advisory Agreement between and among the fund, Zurich Scudder Investments, Inc., and Scudder Investments Australia Limited.

                                Number of Votes:

                                                                      Broker
         For                Against              Abstain            Non-Votes*
--------------------------------------------------------------------------------
      7,911,240             513,124              228,232                 0
--------------------------------------------------------------------------------


2. To approve an Amended and Restated Investment Management Agreement for the fund with Zurich Scudder Investments, Inc.

                                Number of Votes:
                                                                      Broker
         For                Against              Abstain            Non-Votes*
--------------------------------------------------------------------------------
      7,850,987             540,478              261,130                 0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Officers and Directors

 Linda C. Coughlin*
   o  President and Director

 Henry P. Becton, Jr.
   o  Director; President, WGBH
      Educational Foundation

 Dawn-Marie Driscoll
   o  Director; President, Driscoll
      Associates; Executive Fellow,
      Center for Business Ethics, Bentley
      College

 Edgar R. Fiedler
   o  Director; Senior Fellow and
      Economic Counsellor, The
      Conference Board, Inc.

 Keith R. Fox
   o  Director; General Partner,
      The Exeter Group of Funds

 Jean Gleason Stromberg
   o  Director; Consultant

 Jean C. Tempel
   o  Director; Managing Director,
      First Light Capital, LLC

 Steven Zaleznick
   o  Director; President and
      Chief Executive Officer,
      AARP Services, Inc.

 Thomas V. Bruns*
   o  Vice President

 William F. Glavin*
   o  Vice President

 Darko Kuzmanovic*
   o  Vice President

 James E. Masur*
   o  Vice President

 Nick Raffan*
   o  Vice President

 Howard S. Schneider*
   o  Vice President

 John Millette*
   o  Vice President and Secretary

 Kathryn L. Quirk*
   o  Vice President and Assistant Secretary

 John R. Hebble*
   o  Treasurer

 Brenda Lyons*
   o  Assistant Treasurer

 Caroline Pearson*
   o  Assistant Secretary


 *Zurich Scudder Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Funds
--------------------------------------------------------------------------------

Money Market                                U.S. Growth
  Scudder U.S. Treasury Money Fund          Value
  Scudder Cash Investment Trust               Scudder Large Company Value Fund
  Scudder Money Market Series --              Scudder Value Fund
   Prime Reserve Shares                       Scudder Small Company Value Fund
   Premium Shares
   Managed Shares                           Growth
  Scudder Tax Free Money Fund                 Scudder Classic Growth Fund
                                              Scudder Capital Growth Fund
Tax Free                                      Scudder Large Company Growth Fund
  Scudder Medium Term Tax Free Fund           Scudder Select 1000 Growth Fund
  Scudder Managed Municipal Bonds             Scudder Development Fund
  Scudder High Yield Tax Free Fund            Scudder Small Company Stock Fund
  Scudder California Tax Free Fund            Scudder 21st Century Growth Fund
  Scudder Massachusetts Tax Free Fund
  Scudder New York Tax Free Fund            Global Equity
                                            Worldwide
U.S. Income                                   Scudder Global Fund
  Scudder Short Term Bond Fund                Scudder International Fund
  Scudder GNMA Fund                           Scudder Global Discovery Fund
  Scudder Income Fund                         Scudder Emerging Markets Growth Fund
  Scudder High Yield Opportunity Fund         Scudder Gold Fund

Global Income                               Regional
  Scudder Global Bond Fund                    Scudder Greater Europe Growth Fund
  Scudder Emerging Markets Income Fund        Scudder Pacific Opportunities Fund
                                              Scudder Latin America Fund
Asset Allocation                              The Japan Fund, Inc.
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Moderate Portfolio        Industry Sector Funds
  Scudder Pathway Growth Portfolio            Scudder Health Care Fund
                                              Scudder Technology Innovation Fund
U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund



                                       33

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                        Education Accounts
   Traditional IRA                            Education IRA
   Roth IRA                                   UGMA/UTMA
   SEP-IRA                                    IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                 Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                    Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                     Scudder New Asia Fund, Inc.


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           myScudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      Scudder Investments
                   to      PO Box 219669
                           Kansas City, MO
                           64121-9669

                           For AARP Investment Program Shareholders:

                           AARP Investment Program
                           from Scudder Investments
                           PO Box 219735
                           Kansas City, MO
                           64121-9735

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

About the Fund's Advisor

Zurich Scudder Investments, Inc., a leading global investment management firm, is a member of the Zurich Financial Services Group. Zurich Scudder Investments is one of the largest and most experienced investment management organizations in the world, managing more than USD 370 billion in assets for corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals worldwide. Headquartered in New York, Zurich Scudder Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies.

Headquartered in Zurich, Switzerland, Zurich Financial Services Group is one of the global leaders in the financial services industry, providing its customers with products and solutions in the area of financial protection and asset accumulation.




This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.




AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO 64121-9735
1-800-253-2277
aarp.scudder.com

Scudder Investments
PO Box 219669
Kansas City, MO 64121-9669
1-800-SCUDDER
myScudder.com


SCUDDER
INVESTMENTS


A member of [LOGO] Zurich Scudder Investments